EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing by QKL Stores Inc. (f/k/a Forme Capital, Inc.) (the "Company") of the Annual Report on Form 10-KSB for the period ending April 30, 2007, as amended (the "Report") I, Zhuangyi Wang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Zhuangyi Wang Zhuangyi Wang Chief Executive Officer

Dated: August 13, 2008